Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [***] BECAUSE IT IS BOTH: (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

MALLINCKRODT PLC
SECOND AMENDED AND RESTATED
LONG-TERM TRANSACTION INCENTIVE PLAN (“Transaction Incentive Plan”)
AS AMENDED AND RESTATED ON DECEMBER 2, 2024

A.Purposes. The Board of Directors (the “Board”) of Mallinckrodt plc (the “Company”), has determined that it is in the best interests of the Company to provide an incentive to retain certain key employees and directors of the Company and its subsidiaries through and following the closing of certain strategic transactions and dispositions and to align incentivization of employees and directors with the Board acting in the best interests of the Company. In order to accomplish these objectives, the Board has caused the Company to adopt this Mallinckrodt plc Transaction Incentive Plan (this “Plan”), effective as of January 1, 2024 (the “Effective Date”), pursuant to which such key employees and directors shall be eligible to receive Transaction Bonuses and Incremental Transaction Bonuses (each as defined below) upon and following the closing of Qualifying Transactions (as defined below), subject to the satisfaction of the terms and conditions set forth herein. The Board approved an amendment and restatement of the Plan on August 5, 2024 and this second amendment and restatement of the Plan on December 2, 2024, provided that the terms of the Plan as further amended and restated herein shall apply to any Qualifying Transaction occurring after the Effective Date.
B.Participants. The “Participants” shall mean, collectively, those persons listed on Exhibit A hereto, which may be amended from time to time by the Board, each of whom shall receive a Participation Letter (as defined below).
C.Plan Term. This Plan shall be effective as of the Effective Date and shall remain in effect until the earlier of the three (3) year anniversary of the Effective Date or a Qualifying Significant Event (the “Termination Date”) (provided that (i) Initial Net Proceeds in respect of any Qualifying Transaction that has a Measurement Date on or prior to the Termination Date shall still be payable after the Termination Date in accordance with the terms of this Plan and any applicable Participant Letter thereunder, and (ii) Incremental Transaction Bonuses with respect to any Incremental Net Proceeds received after the Termination Date shall still be payable after the Termination Date in accordance with the terms of this Plan and any applicable Participant Letter thereunder).
D.Transaction Bonuses and Incremental Transaction Bonuses – Payment and Eligibility. Except as may otherwise be provided in a Participant’s Participation Letter, upon the date of the closing of each Qualifying Transaction (each, a “Closing Date”), each Participant who has remained continuously employed or engaged by the Company or any of its subsidiaries during the period beginning on the Effective Date and ending on such Closing Date, shall be eligible to receive a Transaction Bonus with respect to such Qualifying Transaction, which Transaction Bonus shall be payable in cash in two equal installments, as follows: (i) 50% of the Transaction Bonus shall be paid on or within thirty (30) days following the Closing Date of such Qualifying Transaction or, if a notice of objection as described in Section G has been delivered, within sixty (60) days following the Closing Date of such Qualifying Transaction and (ii) 50% of the Transaction Bonus shall be paid on the earlier of (A) the Termination Date, subject to the Participant’s continued employment or service with the Company or any of its subsidiaries through the Termination Date, and (B) a Significant Asset Transaction, subject to the Participant’s continued employment or service with the Company or any of its subsidiaries through the Significant Asset Transaction, provided, however, that in the event of a Closing Date that occurs following a Qualifying Significant Event or Significant Asset Transaction, 100% of the applicable Transaction Bonus shall be paid on, or within thirty (30) days following, the Closing Date of such Qualifying Transaction or if a notice of objection as described in Section G has been delivered within sixty (60) days following the Closing Date of such Qualifying Transaction. In addition, except as may otherwise be provided in a Participant’s Participation Letter, if there are any Incremental Net Proceeds (as defined below) with respect to a Qualifying Transaction, each Participant shall receive the Incremental Transaction Bonus on the Termination Date or a Significant Asset Transaction, as applicable (or, if later, promptly after the underlying Incremental Net Proceeds are received), subject to the Participant’s continued employment or service with the Company or any of its subsidiaries through the payment date.
E.Transaction Bonus Pool and Incremental Transaction Bonus Pool. The “Transaction Bonus Pool” for each Qualifying Transaction shall be an amount equal to the product of the Initial Net Proceeds (as defined below) with respect to such Qualifying Transaction multiplied by the “Bonus Pool Funding Percentage” set forth in the table below, which varies depending on the Measurement Date (as defined below) with respect to such Qualifying Transaction and will be determined as follows:

Measurement Date	Bonus Pool Funding Percentage
[***]	3.00%
[***]	[***]%
[***]	[***]%
[***]	[***]%

The “Measurement Date” in respect of each Qualifying Transaction shall be [***].
If the Measurement Date of a Qualifying Transaction occurs on or after [***]. The “Incremental Transaction Bonus Pool” for each Qualifying Transaction (if any) will be an amount equal to the product of the Incremental Net Proceeds with respect to such Qualifying Transaction multiplied by the Bonus Pool Funding Percentage applicable to such Qualified Transaction as determined in accordance with the table above and the linear interpolation described above.
F.    Certain Definitions.
(1)“Incremental Net Proceeds” means, (i) with respect to each Qualifying Transaction other than a Qualifying Significant Event, the amount equal to the sum of all after-tax proceeds received in cash or the “fair market value” (as determined by the Board in its good faith and reasonable discretion) of securities received in connection with such Qualifying Transaction during the period starting the day after the Closing Date of such Qualifying Transaction and ending on the fifth (5th) anniversary thereof (the “Post-Closing Payment Period”), which, for the avoidance of doubt, will be determined in each case [***].
(2)“Incremental Transaction Bonus” means, with respect to each Participant in connection with each Qualifying Transaction, an amount, if any, equal to the product of (a) the amount of the applicable Incremental Transaction Bonus Pool, as determined in accordance with paragraph (E) above, multiplied by (b) such Participant’s applicable “Transaction Bonus Percentage” as set forth on Exhibit A hereto and in such Participant’s Participation Letter.
(3)“Initial Net Proceeds” means, (i) with respect to each Qualifying Transaction other than a Qualifying Significant Event, the amount equal to the sum of all after-tax proceeds received by the Company or its shareholders or debtholders in cash or the “fair market value” (as determined by the Board in its good faith and reasonable discretion) of securities received in connection with such Qualifying Transaction, the value of any debt or indebtedness assumed or exchanged or any other value realized on the Closing Date of such Qualifying Transaction, [***] and (ii) with respect to each Qualifying Transaction that is a Qualifying Significant Event, the Qualifying Significant Event Equity Value multiplied by the Retained Ownership Percentage.
(4)“Participation Letter” means a letter setting forth a Participant’s Transaction Bonus Percentage and any additional terms and conditions in substantially the form attached hereto as Exhibit B.
(5)“Qualifying Significant Event” means, as determined by the Board, acting reasonably in good faith, the consummation of a reorganization, merger, takeover, scheme of arrangement or consolidation or sale, or similar transaction, following which all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such transaction beneficially own, directly or indirectly, not more than 65.00% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such transaction insubstantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction, provided, however, that the Board may adjust its calculation of beneficial ownership for purposes of this definition in consideration of any cash, rights or securities (other than the outstanding voting securities) that are distributed prior to, or in connection with, the consummation of such Qualifying Significant Event to the extent the Board determines it is appropriate to reflect the purpose of this Plan.
(6)“Qualifying Significant Event Equity Value” means, as determined by the Board, acting reasonably in good faith and in consultation with its outside advisors and taking into account any fairness opinion delivered in connection with a transaction, the equity value of the company resulting from a Qualifying Significant Event, which value may be adjusted by the Board to reflect any cash, rights or securities distributed prior to, or in connection with, the consummation of such Qualifying Significant Event to the extent the Board, acting reasonably in good faith, determines it is appropriate to reflect the purpose of this Plan.
(7)“Qualifying Transaction” means the sale, disposition or spinoff, or similar transaction, of any of the Specified Assets or any other sale, disposition or spinoff, or similar transaction, of other assets with a gross sale price in excess of $[***] or a Qualifying Significant Event. In the good faith and reasonable discretion of the Board, a significant partial sale of a Specified Asset shall be deemed a Qualifying Transaction. For the purposes of the foregoing sentence, sales of related or substantially similar assets shall be aggregated, if they [***].
(8)“Retained Ownership Percentage” means the percentage of direct or indirect beneficial ownership of the common equity of the company resulting from a Qualifying Significant Event held by individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to the Qualifying Significant Event related solely to their ownership of the outstanding voting securities of the Company immediately prior to such Qualifying Significant Event.
(9)“Significant Asset Transaction” means the earlier of (i) the closing of a sale, disposition [***], or (ii) a sale, disposition [***].
(10)“Specified Assets” means [***].

(11)“Transaction Bonus” means, with respect to each Participant in connection with each Qualifying Transaction, an amount equal to the product of (a) the amount of the applicable Transaction Bonus Pool, as determined in accordance with paragraph (E) above, multiplied by (b) such Participant’s applicable Transaction Bonus Percentage as set forth on Exhibit A hereto and in such Participant’s Participation Letter.
G.    Miscellaneous.
(1)Board Determination. Except as provided herein, the Board, acting reasonably in good faith, shall make all determinations under this Plan, including without limitation all determinations relating to the occurrence of a Qualifying Transaction, a Significant Asset Transaction, the calculation of Initial Net Proceeds and Incremental Net Proceeds, the calculation of Qualifying Significant Event Equity Value, and the determination of the Bonus Pool Funding Percentage. No later than ten (10) business days following the Closing Date of each Qualifying Transaction, the Company shall provide in writing to each Participant entitled to payment in respect of such Qualifying Transaction the amount of the Transaction Bonus Pool and an estimate of the amount of Incremental Net Proceeds that could be payable in respect of such Qualifying Transaction, with accompanying back up calculations (the “TrIP Calculations”). If the majority of the members of the Board as in effect on the Effective Date no longer constitute a majority of the members of the Board as of the date of a particular Qualifying Transaction and if executive Participants in the Plan who would receive greater than 40% of the proceeds payable to executives in respect of a particular Qualifying Transaction (the “Objecting Executives”) give written notice to the Board of their objection to the Board’s determination of the amount of the Transaction Bonus Pool and the estimate of the amount of Incremental Net Proceeds that could be payable in respect of such Qualifying Transaction within ten (10) business days of receipt of the TrIP Calculations, an independent outside appraiser selected by the Company in good faith and subject to the reasonable approval of a majority of the Objecting Executives, such approval not to be unreasonably withheld, conditioned or delayed, and paid for by the Company shall perform all calculations relating to the calculation of Initial Net Proceeds, Incremental Net Proceeds, Qualifying Significant Event Equity Value and the determination of the Bonus Pool Funding Percentage applicable to the particular Qualifying Transaction.
(2)Amendment. The Plan may be amended by the Board in its good faith and reasonable discretion at any time and from time to time; provided that no such amendment shall impair the then-existing rights of a Participant under the Plan, including for the avoidance of doubt, this Section G, at any time after August 5, 2024 without the consent of such Participant.
(3)Taxes. All amounts payable hereunder shall be subject to any applicable federal, state and local tax withholding and other applicable charges or withholdings. The Transaction Bonuses and Incremental Transaction Bonuses are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, and this Plan and the Participation Letters shall be interpreted consistent with such intent.
(4)Choice of Law. This Plan shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
(5)No Effect on Employment. Neither this Plan nor any Transaction Bonuses or Incremental Transaction Bonuses payable hereunder shall confer upon any Participant any right to continued employment or service with the Company or any of its subsidiaries or shall in any way modify or restrict the rights of the Company or any of its subsidiaries to terminate such employment or service.
(6)Use of “Employee” and “Employment.” The words “employee” and “employment” are sometimes used herein to describe the relationship between the Participant and the Company or any of its subsidiaries or affiliates, even though the Participant may not be deemed an employee for tax purposes. Unless the context indicates otherwise, when this Plan refers to “employee” or “employment,” such reference means the service relationship described in the immediately preceding sentence, and when this Plan refers to the termination of employment, such reference means the end of such service relationship between the Participant and the Company or the applicable subsidiary or affiliate.
(7)Entire Plan; Relation to Other Agreements. Except as otherwise set forth herein or otherwise agreed to in writing between the Company and a Participant, the Plan and the Participant’s Participation Letter contain the entire understanding of the parties relating to the subject matter hereof and supersede any prior agreement, arrangement and understanding between any Participant and the Company with respect to the subject matter hereof.

EXHIBIT A
Participants

[INTENTIONALLY OMITTED]

EXHIBIT B
[see attached]

[CEO Form]
ST SHARED SERVICES LLC
________ ____, 2024

[Name]

[Address line 1]
[Address line 2]
[Address line 3]

Dear [Name],
As you know, you were previously notified by ST Shared Services LLC (the “Company”) that the Board of Directors (the “Board”) of Mallinckrodt plc (“Mallinckrodt”) selected you as a participant in Mallinckrodt’s Transaction Incentive Plan (the “Plan”), pursuant to which you are eligible to receive one or more cash bonuses (each, a “Transaction Bonus”) subject to the terms and conditions set forth in your original participation letter dated February 2, 2024, as amended on August ___, 2024 (the “Original Letter”) and the Plan. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.
The purpose of this letter (the “Participation Letter”) is to amend and restate the Original Letter as set forth herein.
Your Transaction Bonus Percentage is [____]%. Accordingly, subject to the terms and conditions set forth in the Plan, in connection with the Closing Date of each Qualifying Transaction, you will be eligible to receive a Transaction Bonus equal to the product of your Transaction Bonus Percentage multiplied by the Initial Transaction Bonus Pool calculated for such Qualifying Transaction, 50% of which shall be payable on or within thirty (30) days following the Closing Date of such Qualifying Transaction or, if a notice of objection as described in Section G of the Plan has been delivered, within sixty (60) days following the Closing Date of such Qualifying Transaction, subject to your continued employment with the Company or one of its affiliates through such closing, and 50% of which shall be payable on the earlier of (A) the Termination Date of the Plan, subject to your continued employment with the Company or one of its affiliates through such date, and (B) a Significant Asset Transaction, subject to your continued employment with the Company or one of its affiliates through the Significant Asset Transaction (the “Deferred Payment”), provided, however, that in the event of a Closing Date that occurs following a Qualifying Significant Event or Significant Asset Transaction, 100% of the applicable Transaction Bonus shall be paid on, or within thirty (30) days following, the Closing Date of such Qualifying Transaction or, if a notice of objection as described in Section G of the Plan has been delivered, within sixty (60) days following the Closing Date of such Qualifying Transaction. Any Deferred Payment shall accrue interest at the prime rate. You shall also be eligible to receive an Incremental Transaction Bonus in connection with each Qualifying Transaction equal to the product of your Transaction Bonus Percentage multiplied by the Incremental Transaction Bonus Pool calculated for such Qualifying Transaction, which shall be payable on the Termination Date of the Plan or a Significant Asset Transaction, as applicable, subject to your continued employment with the Company or one of its affiliates through such date. You shall be eligible for more than one Transaction Bonus and Incremental Transaction Bonus if Mallinckrodt closes more than one Qualifying Transaction during your continued employment with the Company or one of its affiliates or any applicable tail period as set forth below.
Notwithstanding the foregoing, in the event of the termination of your employment by the Company without Cause, by you with Good Reason, or as a result of your death or Disability (each, as defined in that certain employment agreement by and between you and ST Shared Services LLC, dated as of February 2, 2024 (the “Employment Agreement”), subject to your (or your estate’s or beneficiary’s, in the event of your death) execution of the Release (as defined in the Employment Agreement), the Company shall pay you (i) any portion of each Transaction Bonus that is then-unpaid (including any Deferred Payment) with respect to each Qualifying Transaction that occurred prior to the date of such termination of employment, in a lump sum on the first regular payroll date following the effective date of the Release, (ii) 100% of each Transaction Bonus with respect to any Qualifying Transaction with a Signing Date prior to the date of such termination of employment but a Closing Date that occurs at any time following such termination of employment, on the first payroll date following the later of the effective date of the Release or the Closing Date of such Qualifying Transaction, (iii) 100% of any Transaction Bonus arising out of each Qualifying Transaction with a Signing Date that occurs on or prior to the date that is six (6) months following the date of such termination of employment, on the first payroll date following the later of the effective date of the Release or the Closing Date of such Qualifying Transaction, and (iv) any Incremental Transaction Bonuses that are paid to Participants in connection with each Qualifying Transaction that is covered by (i), (ii) or (iii) above following the date of such termination of employment for such period of time as the Board with the assistance of outside advisors and, in its good faith and reasonable discretion, can reasonably conclude that payment of such Incremental Transaction Bonuses constitute short-term deferrals under Code Section 409A as and when such amounts would have otherwise been payable under the Plan but for such termination of employment (or if later, the first payroll date following the effective date of the Release). Notwithstanding anything to the contrary in the Plan, any determination with respect to the character of your termination of employment or the breach of any restrictive covenant under your Employment Agreement shall be subject to de novo review.
In the event of any discrepancy between the terms of this Participation Letter and the Plan, this Participation Letter shall control. If

you have any questions, please contact         at           .
Sincerely yours,
ST Shared Services LLC

_________________________
Name:
Title:

Acknowledged and accepted:

_________________________
Name:
Title:

[EC other than CEO Form]
[ST SHARED SERVICES LLC]1
________ __, 2024

[Name]

[Address line 1]
[Address line 2]
[Address line 3]

Dear [Name],
As you know, you were previously notified by [ST Shared Services LLC] (the “Company”) that the Board of Directors (the “Board”) of Mallinckrodt plc (“Mallinckrodt”) selected you as a participant in Mallinckrodt’s Transaction Incentive Plan (the “Plan”), pursuant to which you are eligible to receive one or more cash bonuses (each, a “Transaction Bonus”) subject to the terms and conditions set forth in your original participation letter dated February 2, 2024, as amended on August ___, 2024 (the “Original Letter”) and the Plan. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.
The purpose of this letter (the “Participation Letter”) is to amend and restate the Original Letter as set forth herein.
Your Transaction Bonus Percentage is [____]%. Accordingly, subject to the terms and conditions set forth in the Plan, in connection with the Closing Date of each Qualifying Transaction, you will be eligible to receive a Transaction Bonus equal to the product of your Transaction Bonus Percentage multiplied by the Initial Transaction Bonus Pool calculated for such Qualifying Transaction, 50% of which shall be payable on or within thirty (30) days following the Closing Date of such Qualifying Transaction or, if a notice of objection as described in Section G of the Plan has been delivered, within sixty (60) days following the Closing Date of such Qualifying Transaction, subject to your continued employment with the Company or one of its affiliates through such closing, and 50% of which shall be payable on the earlier of (A) the Termination Date of the Plan, subject to your continued employment with the Company or one of its affiliates through such date, and (B) a Significant Asset Transaction, subject to your continued employment with the Company or one of its affiliates through the Significant Asset Transaction (the “Deferred Payment”), provided, however, that in the event of a Closing Date that occurs following a Qualifying Significant Event or Significant Asset Transaction, 100% of the applicable Transaction Bonus shall be paid on, or within thirty (30) days following, the Closing Date of such Qualifying Transaction or, if a notice of objection as described in Section G of the Plan has been delivered, within sixty (60) days following the Closing Date of such Qualifying Transaction. Any Deferred Payment shall accrue interest at the prime rate. You shall also be eligible to receive an Incremental Transaction Bonus in connection with each Qualifying Transaction equal to the product of your Transaction Bonus Percentage multiplied by the Incremental Transaction Bonus Pool calculated for such Qualifying Transaction, which shall be payable on the Termination Date of the Plan or a Significant Asset Transaction, as applicable, subject to your continued employment with the Company or one of its affiliates through such date. You shall be eligible for more than one Transaction Bonus and Incremental Transaction Bonus if Mallinckrodt closes more than one Qualifying Transaction during your continued employment with the Company or one of its affiliates.
Notwithstanding the foregoing, in the event of the termination of your employment by the Company without Cause, by you with Good Reason, or as a result of your death or Disability (each, as defined in that certain employment agreement by and between you and the Company, dated as of February 2, 2024 (the “Employment Agreement”), subject to your (or your estate’s or beneficiary’s, in the event of your death) execution of the Release (as defined in the Employment Agreement), the Company shall pay you (i) any portion of each Transaction Bonus that is then-unpaid (including any Deferred Payment) with respect to each Qualifying Transaction that occurred prior to the date of such termination of employment, in a lump sum on the first regular payroll date following the effective date of the Release, (ii) 100% of each Transaction Bonus with respect to any Qualifying Transaction with a Signing Date prior to the date of such termination of employment but a Closing Date that occurs at any time following such termination of employment, on the first payroll date following the later of the effective date of the Release or the Closing Date of such Qualifying Transaction, (iii) 100% of any Transaction Bonus arising out of each Qualifying Transaction with a Signing Date that occurs on or prior to the date that is six (6) months following the date of such termination of employment, on the first payroll date following the later of the effective date of the Release or the Closing Date of such Qualifying Transaction, and (iv) any Incremental Transaction Bonuses that are paid to Participants in connection with each Qualifying Transaction that is covered by (i), (ii), or (iii) above following the date of such termination of employment for such period of time as the Board, with the assistance of outside advisors and in its good faith and reasonable discretion, can reasonably conclude that payment of such Incremental Transaction Bonuses constitute short-term deferrals under Code Section 409A, as and when such amounts would have otherwise been payable under the Plan but for such termination of employment (or if later, the first payroll date following the effective date of the Release).
In the event of any discrepancy between the terms of this Participation Letter and the Plan, this Participation Letter shall control. If
1 To be updated for people who have a different employing entity.

you have any questions, please contact at .
Sincerely yours,
[ST Shared Services LLC]2

_________________________
Name:
Title:

Acknowledged and accepted:

_________________________
Name:
Title:
2 To be updated based on employing entity.

[Director Form]

MALLINCKRODT PLC
________ ____, 2024
[Name]
[Address line 1]
[Address line 2]
[Address line 3]

Dear [Name],
As you know, you were previously notified by Mallinckrodt plc (the “Company”) as a member of the Board of Directors of the Company (the “Board”), you have been designated as a participant in the Company’s Transaction Incentive Plan (the “Plan”), pursuant to which you are eligible to receive one or more cash bonuses (each, a “Transaction Bonus”) subject to the terms and conditions set forth in your original participation letter dated February 2, 2024, as amended on August ___, 2024 (the “Original Letter”) and the Plan. Capitalized terms used but not defined in herein shall have the meanings ascribed to them in the Plan.
The purpose of this letter (the “Participation Letter”) is to amend and restate the Original Letter as set forth herein.
Your Transaction Bonus Percentage is [____]%. Accordingly, subject to the terms and conditions set forth in the Plan, in connection with the Closing Date of each Qualifying Transaction, you will be eligible to receive a Transaction Bonus equal to the product of your Transaction Bonus Percentage multiplied by the Initial Transaction Bonus Pool calculated for such Qualifying Transaction, 50% of which shall be payable on or within thirty (30) days following the Closing Date of such Qualifying Transaction or, if a notice of objection as described in Section G of the Plan has been delivered, within sixty (60) days following the Closing Date of such Qualifying Transaction, subject to your continued service on the Board through such closing, and 50% of which shall be payable on the earlier of (A) the Termination Date of the Plan, subject to your continued service on the Board through such date and (B) a Significant Asset Transaction, subject to your continued service on the Board through the Significant Asset Transaction (the “Deferred Payment”) provided, however, that in the event of a Closing Date that occurs following a Qualifying Significant Event or Significant Asset Transaction, 100% of the applicable Transaction Bonus shall be paid on, or within thirty (30) days following, the Closing Date of such Qualifying Transaction or, if a notice of objection as described in Section G of the Plan has been delivered, within sixty (60) days following the Closing Date of such Qualifying Transaction. Any Deferred Payment shall accrue interest at the prime rate. You shall also be eligible to receive an Incremental Transaction Bonus in connection with each Qualifying Transaction equal to the product of your Transaction Bonus Percentage multiplied by the Incremental Transaction Bonus Pool calculated for such Qualifying Transaction, which shall be payable on the Termination Date of the Plan or a Significant Asset Transaction, as applicable, subject to your continued service on the Board through such date. You shall be eligible for more than one Transaction Bonus and Incremental Transaction Bonus if the Company closes more than one Qualifying Transaction during your continued Board service.
Notwithstanding the foregoing, in the event of the termination of your service on the Board by the Company without Cause or as a result of your death or Disability (each, as defined in the Company’s 2024 Stock and Incentive Plan), subject to your (or your estate’s or beneficiary’s, in the event of your death) execution of a release of claims agreement in the Company’s customary form (a “Release”), the Company shall pay you (i) any portion of each Transaction Bonus that is then-unpaid (including any Deferred Payment) with respect to each Qualifying Transaction that occurred prior to the date of such termination of Board service, in a lump sum on the first regular payroll date following the effective date of the Release, (ii) 100% of each Transaction Bonus with respect to any Qualifying Transaction with a Signing Date prior to the date of such termination of Board service but a Closing Date that occurs at any time following such termination of Board service, on the first payroll date following the later of the effective date of the Release or the Closing Date of such Qualifying Transaction, and (iii) 100% of any Transaction Bonus arising out of each Qualifying Transaction with a Signing Date that occurs on or prior to the date that is six (6) months following the date of such termination of Board service, on the first payroll date following the later of the effective date of the Release or the Closing Date of such Qualifying Transaction, and (iv) any Incremental Transaction Bonuses that are paid to Participants in connection with each Qualifying Transaction that is covered by (i), (ii) or (iii) above following the date of such termination of Board service for such period of time as the Board, with the assistance of outside advisors and in its good faith and reasonable discretion, Board may designate, in its good faith and reasonable discretion, can reasonably conclude that payment of such Incremental Transaction Bonuses constitute short-term deferrals under Code Section 409A as and when such amounts would have otherwise been payable under the Plan but for such termination of Board service (or if later, the first payroll date following the effective date of the Release).
In the event of any discrepancy between the terms of this Participation Letter and the Plan, this Participation Letter shall control. If you have any questions, please contact at .
Sincerely yours,

Mallinckrodt plc

_________________________
Name:
Title:

Acknowledged and accepted:

_________________________
Name:
Title: